UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2005

Alliant Techsystems Inc.

(Exact name of Registrant as Specified in Its Charter)

Commission file number 1-10582

Delaware	41-1672694
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota	55436-1097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 2, 2005, the stockholders of Alliant Techsystems Inc. (“ATK”) approved the Alliant Techsystems Inc. 2005 Stock Incentive Plan (the “2005 Plan”).  The 2005 Plan provides for the grant of stock-based awards to employees, officers and non-employee directors of ATK as determined by the Personnel and Compensation Committee of ATK’s Board of Directors.  The 2005 Plan is attached to this report as Exhibit 10.1.

Effective upon stockholder approval of the 2005 Plan, the Personnel and Compensation Committee granted performance awards to the named executive officers identified in the table below pursuant to the 2005 Plan.  These officers had previously been granted performance shares under the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan, but the officers forfeited the performance shares, and ATK cancelled the performance shares, because the awards were not qualified as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.  The new awards under the 2005 Plan have the same terms and conditions as the cancelled awards, except that it is expected that any payout of the awards granted under the 2005 Plan would qualify for deductibility under Section 162(m) of the Internal Revenue Code.  The actual number of shares to be received by these officers depends on the achievement by ATK of the specified earnings per share goal for fiscal year 2007 and other terms established by the Committee.  The form of Performance Award Agreement is attached to this report as Exhibit 10.2.

	Number of Shares Subject to Award At Each Performance Level
Name and Position	Threshold	Target	Outstanding	Stretch
Daniel J. Murphy Chairman and Chief Executive Officer	22,500	45,000	90,000	112,500
Eric S. Rangen Executive Vice President and Chief Financial Officer	6,000	12,000	24,000	30,000
Mark W. DeYoung Senior Vice President and President ATK Ammunition Group	6,000	12,000	24,000	30,000
Thomas R. Wilson Senior Vice President and President ATK Precision Systems Group	4,500	9,000	18,000	22,500

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 On August 2, 2005, Jonathan G. Guss retired from ATK’s Board of Directors upon the expiration of his term as a director.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.

Description

10.1	Alliant Techsystems Inc. 2005 Stock Incentive Plan.

10.2	Form of Performance Award Agreement under the Alliant Techsystems Inc. 2005 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: August 3, 2005	By:	/s/ Keith D. Ross
		Name:	Keith D. Ross
		Title:	Senior Vice President, General Counsel
and Secretary